UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      February 6, 2006
Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code      (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE
     On February 6, 2006, a subsidiary of Zimmer Holdings, Inc. (the “Registrant”) sent a letter to Jim Fitzgerald, Vice President HCA, President Healthtrust Purchasing Group, regarding certain contractual matters. The Registrant’s letter is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
     The Registrant is furnishing the information contained in this report, including the Exhibit, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibit.
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Letter dated February 6, 2006 from the Registrant to Jim Fitzgerald, Vice President HCA, President Healthtrust Purchasing Group

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2006 ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
Chad F. Phipps
Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter dated February 6, 2006 from the Registrant to Jim Fitzgerald, Vice President HCA, President Healthtrust Purchasing Group